UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
EX-99.1

Item 7.01. Regulation FD Disclosure.
As previously announced, on May 12, 2009 The Williams Companies, Inc. (“Williams”) will host an “Analyst Day” that will include presentations and discussions of Williams, Williams Partners L.P. (“WPZ”), and Williams Pipeline Partners L.P. (“WMZ”). The presentations will begin at 8:30 a.m. (EDT), with the Williams-focused presentations in the morning and the WPZ and WMZ presentations in the afternoon. The presentations will be broadcast live via webcast at www.williams.com, www.williamslp.com, and williamspipelinepartners.com. A replay of the webcast will also be available for two weeks following the event at these websites.
On May 12, 2009 Williams issued a press release announcing some of the presentation topics for Analyst Day. Williams also announced it has increased its total proved, probable and possible reserves to an estimated 13 trillion cubic feet equivalent (Tcfe) from the previous estimate of 11.4 Tcfe. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.
Williams also wishes to disclose for Regulation FD purposes that new information is provided in Williams’ slide presentation to be used on May 12, 2009. Williams’ slides will be available for viewing, downloading, and printing the morning of May 12, 2009 at www.williams.com. Williams notes that such new information includes, among other topics, the following:
-	the impact of reduced drilling to its Exploration & Production unit’s production;

-	typical well economics for wells in each of the San Juan Mesa Verde, Barnett Shale, Powder River CBM, Piceance Valley and Piceance Highlands areas;

-	fee-based growth for its Midstream unit;

-	a hedge update as of May 6, 2009; and

-	Williams’ liquidity position as of May 1, 2009.
The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01, Regulation FD Disclosure, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

(d)	Exhibits

Exhibit 99.1 Copy of the Williams’ press release dated May 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Date: May 12, 2009	By: Name:	/s/ Sarah C. Miller Sarah C. Miller
	Title:	Assistant Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Copy of the Williams’ press release dated May 12, 2009

5